SCHEDULE 14A
                                 (Rule 14a-101)
                     Information Required in Proxy Statement

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement

[ ]  Confidential, for Use of Commission Only (as permitted by Rule 14a-6(e)(2))

[X]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[ ]  Soliciting Material Pursuant to SS-240.14a-11(c) or SS-240.14a-12

                                KOALA CORPORATION
                                -----------------
                (Name of Registrant as Specified in Its Charter)


       (Name of Person(s) Filing Proxy Statement if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11,

       1)  Title of each class of securities to which transaction applies:

       2)  Aggregate number of securities to which transaction applies:

       3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule-0-11 (set-forth the amount on which the filing fee is calculated and state how it was determined):

       4)  Proposed maximum aggregate value of transaction:

       5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials

[ ] Check box if any part of the fee is offset as provided by Exchange act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       1)   Amount Previously Paid:

       2)   Form, Schedule or Registration Statement No.:

       3)   Filing Party:

       4)   Date Filed:

                                  [Koala Logo]

                                KOALA CORPORATION

                                                                  April 16, 2001


TO THE SHAREHOLDERS OF KOALA CORPORATION

         You are cordially invited to attend the Annual Meeting of Shareholders of Koala Corporation to be held on Thursday, May 17, 2001 at 3:00 p.m. at the Inverness Hotel, 200 Inverness Drive West, Englewood, Colorado. I encourage you to attend. Whether or not you plan to attend the meeting, I urge you to complete and sign the accompanying Proxy and return it in the enclosed envelope. Also attached for your review are the formal Notice of Meeting and Proxy Statement.

         On behalf of your Board of Directors and employees, thank you for your continued support of Koala Corporation.

                                       Very truly yours,

                                       Mark A. Betker,
                                       Chairman and Chief Executive Officer

                                  [Koala Logo]


                                KOALA CORPORATION
                         11600 East 53rd Avenue, Unit D
                             Denver, Colorado 80239

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                  May 17, 2001


TO:      The Shareholders of Koala Corporation:

         The Annual Meeting of Shareholders of Koala Corporation (the "Company") will be held on Thursday, May 17, 2001 at 3:00 p.m. at the Inverness Hotel, 200 Inverness Drive West, Englewood, Colorado.

         The items of business are:

         1. To elect four directors to hold office until the next Annual Meeting of Shareholders or until their successors are elected;

         2. To ratify the appointment of Ernst & Young LLP as independent auditors of the Company for the fiscal year ending December 31, 2001; and

         3. To transact such other business as may properly come before the meeting or any adjournment thereof.

         Only shareholders of record as shown on the books of the Company at the close of business of March 28, 2001 will be entitled to vote at the meeting and any adjournment thereof.

         This notice, the Proxy Statement and the enclosed Proxy are sent to you by order of the Board of Directors.


                                                     Aimee Elizalde Rose
                                                     Secretary
April 16, 2001
Denver, Colorado

TO ASSURE YOUR REPRESENTATION AT THE MEETING, PLEASE SIGN, DATE AND RETURN YOUR PROXY IN THE ENCLOSED ENVELOPE WHETHER OR NOT YOU EXPECT TO ATTEND IN PERSON. SHAREHOLDERS WHO ATTEND THE MEETING MAY REVOKE THEIR PROXIES AND VOTE IN PERSON IF THEY DESIRE.

                                KOALA CORPORATION
                         11600 East 53rd Avenue, Unit D
                             Denver, Colorado 80239
                            -------------------------

                                 PROXY STATEMENT
                            -------------------------

                         ANNUAL MEETING OF SHAREHOLDERS

                                  MAY 17, 2001

                    PROXY SOLICITED BY THE BOARD OF DIRECTORS

         This Proxy Statement is furnished to the record holders of shares of Common Stock of Koala Corporation, a Colorado corporation (the "Company"), as of March 28, 2001, by order of the Board of Directors. This Proxy Statement is furnished in connection with the Board of Directors' solicitation of the enclosed Proxy for the Annual Meeting of Shareholders to be held on Thursday, May 17, 2001, at 3:00 p.m. at the Inverness Hotel, 200 Inverness Drive West, Englewood, Colorado. A shareholder giving a Proxy may revoke it at any time prior to the actual voting at the Annual Meeting of Shareholders by filing written notice of revocation with the Secretary of the Company, by attending the Annual Meeting of Shareholders and voting in person, or by filing a new Proxy with the Secretary of the Company. The revocation of a Proxy will not affect any vote taken prior to such revocation. This Proxy Statement is expected to be first mailed to shareholders on or about April 18, 2001.

         The Annual Meeting of Shareholders has been called for the purpose of
(i) electing four directors for a one-year term, and (ii) ratifying the appointment of Ernst & Young LLP as independent auditors of the Company for the fiscal year ending December 31, 2001. All properly executed proxies received at or prior to the meeting will be voted at the meeting. If a shareholder directs how a Proxy is to be voted with respect to the business coming before the meeting, the Proxy will be voted in accordance with the shareholder's directions. If a shareholder does not direct how a Proxy is to be voted, it will be voted FOR electing management's nominees as members of the Company's Board of Directors and FOR ratifying the appointment by the Board of Directors of Ernst & Young LLP as the Company's independent auditors for the fiscal year ending December 31, 2001.

                      OUTSTANDING SHARES AND VOTING RIGHTS

         At the close of business on March 28, 2001, the record date for the Annual Meeting of Shareholders, there were 6,872,334 shares of Common Stock outstanding. Each share of Common Stock is entitled to one vote on each matter properly coming before the meeting. Cumulative voting for directors is not permitted. A majority of the shares of Common Stock issued and outstanding must be represented at the Annual Meeting, in person or by proxy, in order to constitute a quorum. An abstention or withholding authority to vote will be counted as present for determining whether the quorum requirement is satisfied. With respect to the vote on any particular proposal, abstentions will be treated as shares present and entitled to vote, and for purposes of determining the outcome of the vote on any such proposal, shall have the same effect as a vote against the proposal. A broker "non-vote" occurs when a nominee holding shares for a beneficial holder does not have discretionary voting power and does not receive voting instructions from the beneficial owner. Broker "non-votes" on a particular proposal will not be treated as shares present and entitled to vote on the proposal.

                              ELECTION OF DIRECTORS

         The Board of Directors recommends that the four nominees named below be elected to serve as directors of the Company. Directors are elected to serve a one-year term. Directors being elected at this Annual Meeting of Shareholders will serve until the next Annual Meeting of Shareholders, or until their successors have been duly elected and qualified. All nominees have consented to serve if elected, but if any nominee becomes unable to serve, the persons named as proxies may exercise their discretion to vote for a substitute nominee. Assuming a quorum is present, the four nominees receiving the highest number of votes cast will be elected as directors.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ELECTING THE NOMINEES SET FORTH BELOW FOR DIRECTOR.

Directors and Executive Officers

         The following table lists the names, ages and positions of the directors and executive officers of the Company as of April 16, 2001. The members of the Board of Directors are elected to serve until the next Annual Meeting of Shareholders. All executive officers have been appointed to serve until their successors are elected and qualified. Additional information regarding the business experience, length of time served in each capacity and other matters relevant to each individual is set forth below the table.


Name                   Age    Company Position           Director/Officer Since
----                   ---    ----------------           ----------------------

Mark A. Betker         50     Chairman, Chief Executive
                               Officer, and Director              1995
Michael C. Franson     46     Director                            1994
John T. Pfannenstein   44     Director                            1993
Ellen S. Robinson      38     Director                            1997
Jeffrey L. Vigil       47     Treasurer and Vice President
                               of Finance and Administration      1996
James A. Zazenski      36     Executive Vice President and
                               General Manager                    1997
Aimee E. Rose          34     Secretary, Vice President and
                               General Counsel                    2000


         Mark A. Betker has served as Chief Executive Officer, President and a Director since joining the Company in November 1995, and as Chairman since December 1996. Mr. Betker received a M.B.A. degree from Regis University and a B.A. degree from the University of Wisconsin - Milwaukee.

         Michael C. Franson is a Director of the Company. He is currently a Managing Director of The Wallach Company / McDonald Investments, an investment banking firm located in Denver, Colorado where he has worked since 1988. Mr. Franson received a M.B.A. degree from the Graduate School of Business at the University of Oregon and an undergraduate degree from California State University at Chico.

         John T. Pfannenstein is a Director of the Company. From 1993 to 1995, he served as the Company's Chairman of the Board, and from 1993 to May 1996 he served as the Company's Treasurer. Mr. Pfannenstein co-founded and serves as President of Rockmont Capital Partners, Ltd., formerly Rockmont Value Investors, Ltd. ("Rockmont"), a privately held investment company based in Denver, Colorado. Mr. Pfannenstein received a bachelor's degree from St. John's University (Minnesota).

         Ellen S. Robinson is a Director of the Company. Ms. Robinson is currently Chief Executive Officer of EventConnex, Inc., a Denver based company that provides on-line event management resources for planners of major meetings and events, where she has worked since 1999. Ms. Robinson served as President of Ascent Sports, Inc. from June 1996 until July 1998, where she oversaw the business operations of the Colorado Avalanche professional hockey team and the Denver Nuggets professional basketball team. From 1988 to 1996, Ms. Robinson was the vice president of customer development, general manager and area marketing manager for the Pepsi Cola Bottling Company in Denver. Ms. Robinson also serves as a director of a number of private non-profit businesses. Ms. Robinson received a B.A. degree from the Wharton School of Business at the University of Pennsylvania and a certificate in international business from the University of Colorado.

         Jeffrey L. Vigil has served as the Company's Treasurer and Vice President of Finance and Administration since May 1996. Mr. Vigil was also appointed as the Company's Secretary in 1998. From 1980 to 1989 and from 1993 to 1996, Mr. Vigil held various positions at Energy Fuels Corporation, a privately owned Colorado natural resources company, including Accounting Manager, Contract Administrator, Controller and Vice President of Finance. From 1990 to 1993 Mr. Vigil was a self-employed financial consultant. From 1976 until 1979, Mr. Vigil served as an auditor with Arthur Andersen LLP. Mr. Vigil is a certified public accountant and received a bachelor's degree in Accounting from the University of Wyoming.

         James A. Zazenski has served as the Company's Executive Vice President and General Manager since June 1997. From 1984 to 1997, Mr. Zazenski held various positions at Windsor Industries, Inc., the last of which was Vice President of Marketing. Mr. Zazenski received a M.B.A. degree from University of Colorado at Denver and a B.S. degree in Mechanical Engineering from the University of Colorado at Denver.

         Aimee E. Rose has served as the Company's Secretary, Vice President and General Counsel since April 2000. Prior to joining the Company, Ms. Rose was an in-house attorney for U S WEST, Inc. and prior to that she was in-house counsel at UNIPAC Service Corporation. Ms. Rose was admitted to the Colorado Bar in October 1995. Ms. Rose received a J.D. from the University of Colorado School of Law and a B.A. from Occidental College in Los Angeles, California.

         Each director holds office until the next annual meeting of shareholders and until his or her successor is duly elected and qualified. There are no family relationships among directors or executive officers except that John T. Pfannenstein and Jeffrey L. Vigil are brothers-in-law.

         During the fiscal year ended December 31, 2000, the Board of Directors held three regular meetings and two special meetings. All Directors attended at least 75% of such meetings.

                                Board Committees

         The Board of Directors has an Audit Committee, which consists of Mr. Franson, Mr. Pfannenstein and Ms. Robinson. The purpose of the Audit Committee is to recommend the appointment of the independent auditors for the Company, review the scope of the audit, examine the auditors' reports, make appropriate recommendations to the Board of Directors as a result of such review and examination, and make inquiries into the effectiveness of the financial and accounting functions and controls of the Company. The Audit Committee held two meetings during 2000.

         The Company also has a Compensation Committee, which makes recommendations on executive compensation and selects those persons eligible to receive grants of options. The Compensation Committee consists of Mr. Franson and Mr. Betker. The Compensation Committee held two meetings during 2000.

         The Company has no nominating committee.

                             AUDIT COMMITTEE REPORT

         This report is not deemed to be "soliciting material" or to be "filed" with the Commission or subject to the Commission's proxy rules or to the liabilities of Section 18 of the Exchange Act, and this committee report shall not be deemed to be incorporated by reference into any prior or subsequent filing by the Company under the Securities Act of 1933, as amended (the "Securities Act"), or the Exchange Act.

         The Audit Committee has reviewed and discussed the audited financial statements of the Company with management, and has discussed certain matters with the Company's independent auditors, including the auditor's independence and the matters required to be discussed with the auditors by Statement of Auditing Standards No. 61. The Audit Committee has also received the written disclosures and letter from the independent auditors required by Independence Standards Board Standard No. 1. Based on these discussions and disclosures, the Audit Committee has recommended to the Board of Directors that the audited financial statements of the Company be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2000 to be filed with the Securities and Exchange Commission.

                                              Members of the Audit Committee:
                                              Michael C. Franson
                                              John T. Pfannenstein
                                              Ellen S. Robinson


             Section 16(a) Beneficial Ownership Reporting Compliance

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors, certain officers and persons holding 10% of the Company's Common Stock to file reports with the Securities and Exchange Commission regarding their ownership and regarding their acquisitions and dispositions of the Company's Common Stock.

         Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons, the Company believes that, during the fiscal year ended December 31, 2000, all filing requirements applicable to its executive officers, directors and greater than ten percent beneficial owners were complied with, except that Michael C. Franson, John T. Pfannenstein and Ellen S. Robinson, directors of the Company, each filed a delinquent Form 5 due to an administrative oversight.

                             EXECUTIVE COMPENSATION

         The following table sets forth the compensation for the fiscal years ended December 31, 1998, 1999 and 2000 for the Chief Executive Officer of the Company and the executive officers who received compensation of $100,000 or more during the year ended December 31, 2000.

                           Summary Compensation Table

                                                                                         Long-Term
                                                   Annual Compensation                 Compensation
                                         ---------------------------------------       ------------
                                                                                         Number of
                                                                                        Securities
       Name and                                                     Other Annual        Underlying
   Principal Position          Year      Salary         Bonus       Compensation          Options
   ------------------          ----      ------         -----       ------------          -------
                                          ($)            ($)            ($)                 (#)
Mark A. Betker                 2000     236,962           0              --                  0
Chief Executive                1999     206,846        117,385           --                42,000
Officer                        1998     160,984         29,000           --                 --



James A. Zazenski              2000     140,000           0              --                  0
Executive Vice President       1999     116,616         36,154           --                40,000
& General Manager              1998     120,211          --              --               100,000




Jeffrey L. Vigil               2000     120,000           0              --                  0
Vice President                 1999     100,501         13,846           --                40,000
Finance & Administration       1998     104,150         25,000           --               100,000


                                        Option Grants During Fiscal Year 2000
                                                  Individual Grants


                                                  % of Total
                     Number of Securities     Options Granted to
                          Underlying             Employees in     Exercise or Base
          Name        Options Granted (#)        Fiscal Year        Price ($/Sh)      Expiration Date
          ----        -------------------        -----------        ------------      ---------------
Mark A. Betker               0                      n/a                 n/a                n/a
James A. Zazenski            0                      n/a                 n/a                n/a
Jeffrey L. Vigil             0                      n/a                 n/a                n/a

                    Aggregate Option Exercise in Fiscal 2000
                        and Fiscal Year-End Option Values

         The following table summarizes the value of the unexercised options held by the officers named in the summary compensation table as of December 31, 2000. There were no options exercised by any officer or director of the Company during 2000.

                                                                      Number of Securities           Value of Unexercised
                                                                   Underlying The Unexercised           "In-the-Money"
                                                                      Options at 12/31/00           Options at 12/31/00(1)
                            Shares Acquired                           -------------------           ----------------------
     Name                     on Exercise      Value Realized      Exercisable Unexercisable       Exercisable Unexercisable
     ----                     -----------      --------------      ----------- -------------       ----------- -------------
                                  (#)                ($)             (#)               (#)             ($)         ($)
Mark A. Betker                     0                  0            428,400           33,600         1,093,300       0
James Zazenski                     0                  0             60,000          100,000            0            0
Jeffrey L. Vigil                   0                  0             60,000          100,000            0            0
--------------------------

(1) "Value of Unexercised `In-the-Money' Options" is equal to the difference between the closing bid price per share of the Company's Common Stock as reported by Nasdaq on December 31, 2000, the last day of trading in 2000 ($8.50 per share) and the option exercise price, multiplied by the number of shares subject to such options.

                              Certain Transactions

         During the third and fourth quarters of 1999 and second quarter of 2000, the Company made secured loans to Mr. Betker in the aggregate amount of $613,000, for the purpose of the officer's exercise of vested stock options. The notes are full recourse, secured by marketable securities of Mr. Betker and interest bearing at an adjustable rate equal to a commercial bank's prime rate. The notes were originally due on February 12, 2001, May 3, 2001 and November 17, 2001, respectively.

          In the first quarter 2001, the Company's Board (other than Mr. Betker, who abstained) voted to extend the February 12, 2001 maturity date of one note by one year, to February 12, 2002.


                            Compensation of Directors

         The Company does not pay employees or affiliates additional compensation for services as a director. The Company pays each non-employee, unaffiliated director an annual retainer of $10,000 and a fee of $1,000 per meeting attended. The Board of Directors has also authorized payment of reasonable travel and out-of-pocket expenses incurred by directors in attending board meetings.

         The Company's directors who are not employees of the Company are eligible to be granted non-qualified stock options. The Company's directors who are also employees of the Company are eligible to be granted incentive stock options. During the fiscal year ended December 31, 2000, the Company granted 3,000 options to Mr. Franson, 3,000 options to Ms. Robinson, and 3,000 options to Mr. Pfannenstein.

           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         Mark A. Betker serves as a director, a member of the Compensation Committee, Chairman of the Board, and Chief Executive Officer. The Compensation Committee makes all decisions regarding compensation, except for that of Mr. Betker. Instead of the Compensation Committee, the Board of Directors, excluding Mr. Betker, determines Mr. Betker's compensation. The Chief Executive Officer does not participate in deliberations regarding his own compensation. See Summary Compensation Table for salary and bonus paid to Mr. Betker.

       REPORT OF THE COMPENSATION COMMITTEE AND THE BOARD OF DIRECTORS ON
                             EXECUTIVE COMPENSATION

         This report is not deemed to be "soliciting material" or to be "filed" with the Commission or subject to the Commission's proxy rules or to the liabilities of Section 18 of the Exchange Act, and this committee report shall not be deemed to be incorporated by reference into any prior or subsequent filing by the Company under the Securities Act of 1933, as amended (the "Securities Act"), or the Exchange Act.

         The Compensation Committee has responsibility to: (i) determine the salary, bonus, and other benefits, direct and indirect, of the Executive Vice Presidents and members of the Board of Directors who are also involved in management of the Company, and such other officers of the Company as the Board of Directors deems necessary or appropriate; (ii) review and determine policy concerning new executive compensation or stock plans; (iii) establish and review corporate policies concerning management perquisites; (iv) assess the Company's executive development plan, if any; and (v) recommend director compensation. The Board of Directors, excluding Mr. Betker, has the same responsibilities listed above for the Chairman and Chief Executive Officer only.

         Total executive officer compensation is comprised of salary, bonus and grants of options to purchase Common Stock. Executives and other key employees who, in the opinion of the Compensation Committee or Board of Directors, as appropriate, contribute to the growth, development and financial success of the Company are eligible for bonuses and options to purchase Common Stock. These stock option grants are normally made at or above the fair market value on the date of grant and vest over a five-year period. The amount of options granted is impacted both by the level of the employee within the Company's management and the amount of options previously granted to the employee. The Compensation Committee or Board of Directors, as appropriate, considers the value of each executive officer's contribution to the performance of the Company (including the Chief Executive Officer) in determining salary levels and grants of options.

         The 2000 salaries and other compensation of the three named executive officers appear in the Summary Compensation Table.

                                                By the Compensation Committee:
                                                Mark A. Betker
                                                Michael C. Franson


                                                By the Board of Directors:
                                                Mark A. Betker
                                                Michael C. Franson
                                                John T. Pfannenstein
                                                Ellen S. Robinson

                             STOCK PERFORMANCE GRAPH

         The graph below compares the cumulative total stockholder return on the Common Stock since December 31, 1995 with the cumulative total return of the Standard & Poor's Composite Index and of the Company's SIC Code Index over the same period. The Company does not believe stock price performance shown on the graph below is necessarily indicative of future price performance.



                                [Graph omitted]


                         1995       1996       1997       1998        1999       2000
                         ----       ----       ----       ----        ----       ----
KOALA CORPORATION       100.00     109.09     139.39     140.40      226.26     137.37
SIC CODE INDEX          100.00     104.71     122.22      97.48      105.54      75.16
S&P COMPOSITE INDEX     100.00     122.96     163.98     210.84      255.22     231.98


         The stock performance graph assumes $100 was invested on December 31, 1995.

         The information set forth under the heading "Stock Performance Graph" is not deemed to be "soliciting material" or to be "filed" with the Commission or subject to the Commission's proxy rules or to the liabilities of Section 18 of the Exchange Act, and the graph shall not be deemed to be incorporated by reference into any prior or subsequent filing by the Company under the Securities Act or the Exchange Act.


                             PRINCIPAL SHAREHOLDERS

         The following table sets forth, as of April 16, 2001, the number of shares of Common Stock beneficially owned by each person known by the Company to be the beneficial owner of more than 5% of the outstanding share of Common Stock, by each director of the Company, by each executive officer, and by all executive officers and directors of the Company as a group. Where the persons listed have the right to acquire additional shares of Common Stock through the exercise of options or warrants within sixty days of April 16, 2001, such additional shares are deemed to be outstanding for the purpose of computing the percentage of outstanding shares owned by such person, but are not deemed to be outstanding for the purpose of computing the percentage ownership interest of any other person. Unless otherwise indicated, each of the following persons has sole voting and investment power with respect to the shares of Common Stock set forth opposite their respective names.

                                             Number of Shares Beneficially Owned
Name and Address                             -----------------------------------
of Beneficial Owner                                 Shares           Percent
-------------------                          ------------------  --------------
Rockmont Capital Limited                            246,080            3.6%
  Liability Company (1)
  700 Broadway, Suite 800
  Denver, Colorado  80203

John T. Pfannenstein (2)                            255,080            3.7
  700 Broadway, Suite 800
  Denver, Colorado  80203

Mark A. Betker (3)                                  528,800            7.2
  11600 East 53rd Avenue
  Denver, Colorado  80239

Jeffrey L. Vigil (4)                                 92,000            1.3
  11600 East 53rd Avenue
  Denver, Colorado  80239

Michael C. Franson (5)                               24,000             *
  1401 17th Street, Suite 750
  Denver, Colorado  80202

Ellen S. Robinson (5)                                21,000             *
  520 Elm Street
  Denver, CO  80220

James A. Zazenski (6)                                88,000            1.3
  11600 E. 53rd Ave., Suite D
  Denver, CO  80239

All directors and officers as a
group (6 persons) (7)                              1,008,880          13.4

----------------------
*Less than one percent.

(1)  Rockmont is the owner of 246,080 shares of the Company's Common Stock. John
     T. Pfannenstein, who is a Director of the Company, is the Manager of Rockmont and beneficially owns all of such shares.

(2) Includes shares owned by Rockmont and options to acquire 9,000 shares of common stock at exercise prices ranging from $12.50 to $13.88.

(3) Includes options to acquire an aggregate of 436,800 shares of common stock at exercise prices ranging from $4.63 to $12.50 per share. These options are held by a family partnership of which Mr. Betker is a general partner. Mr. Betker disclaims beneficial ownership of such shares.

(4) Consists of options to acquire 92,000 shares of common stock at exercise prices ranging from $6.50 to $12.50 per share.

(5) Includes options to acquire 21,000 shares of common stock at exercise prices ranging from $6.50 to $13.00 per share.

                                       9

(6) Consists of options to acquire 88,000 shares of common stock at exercise prices ranging from $7.50 to $12.50 per share.

(7)  Includes options to acquire 667,800 shares of common stock.

                       APPOINTMENT OF INDEPENDENT AUDITORS

         The Board of Directors has appointed Ernst & Young LLP as the Company's independent auditors for the fiscal year ending December 31, 2001 and to perform other accounting services. Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting of Shareholders, with the opportunity to make a statement if they so desire and to respond to appropriate shareholder questions.

                              Audit and Other Fees

         The Company estimates that Ernst & Young LLP will bill the Company an aggregate of $100,000 in fees plus mutually agreed upon overrun fees for professional services rendered for the audit of the Company's annual financial statements, and review of the financial statements included in the Company's Forms 10-Q, for the fiscal year ended December 31, 2000. Ernst & Young also billed the Company an aggregate of $63,905 for other services including tax services rendered in 2000. The Audit Committee has considered whether the provision of these other services is compatible with maintaining the independence of Ernst & Young LLP as the Company's principal independent accountants.

         The affirmative vote of the holders of a majority of the outstanding shares of Common Stock present in person or by proxy at the annual meeting and entitled to vote is required to ratify the appointment of Ernst & Young LLP as the Company's independent auditors.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFYING THE APPOINTMENT OF ERNST & YOUNG LLP AS THE COMPANY'S INDEPENDENT AUDITORS.


                       SUBMISSION OF SHAREHOLDER PROPOSALS

         Proposals by Shareholders of the Company to be presented at the next Annual Meeting of Shareholders must be received by the Company on or before November 15, 2001 to be included in the Company's Proxy Statement and proxy for that meeting. The proponent must be a record or beneficial owner entitled to vote on his or her proposal at the next Annual Meeting and must continue to own such security entitling him or her to vote through that date on which the Meeting is held. The proponent must own 1% or more of the outstanding shares, or $1,000 in market value, of the Company's Common Stock and must have owned such shares for one year in order to present a shareholder proposal to the Company.

                                  ANNUAL REPORT

         The Annual Report concerning the operations of the Company during the fiscal year ended December 31, 2000, including certified financial statements for the year then ended, is being mailed to each Shareholder of the Company with this Notice of Annual Meeting. Additional copies of the Annual Report may be obtained upon written request to the Company, at 11600 East 53rd Avenue, Unit D, Denver, Colorado 80239.

                                 OTHER PROPOSALS

         The Board of Directors of the Company does not intend to present any business at the meeting other than the matters specifically set forth in this Proxy Statement and knows of no other business to come before the meeting.

                        COSTS AND METHOD OF SOLICITATION

         Solicitation of proxies will be made by preparing and mailing the Notice of Annual Meeting, Proxy and Proxy Statement to shareholders of record as of the close of business on March 28, 2001. The cost of making the solicitation includes the cost of preparing and mailing the Notice of Annual Meeting, Proxy and Proxy Statement, and the payment of charges incurred by brokerage houses and other custodians, nominees and fiduciaries for forwarding documents to shareholders. The Company will bear all expenses incurred in connection with the solicitation of proxies for the annual meeting.

         It is important that your shares are represented and voted at the meeting, whether or not you plan to attend. Accordingly, we respectfully request that you sign, date and mail your Proxy in the enclosed envelope as promptly as possible.

                       BY ORDER OF THE BOARD OF DIRECTORS

                                                     Aimee E. Rose,
                                                     Secretary
April 16, 2001

                                                                       EXHIBIT A
                                KOALA CORPORATION

                             Audit Committee Charter
                             -----------------------
                                  June 1, 2000
Purpose
-------

         There shall be an Audit Committee (the "Committee") of the Board of Directors of Koala Corporation, a Colorado corporation (the "Company"). This charter governs the operations of the Committee.

         The Committee shall oversee the Company's management and independent auditors in regard to corporate accounting and financial reporting. The Committee has the authority to conduct any investigation it deems appropriate, with full access to all books and records, facilities, personnel and independent advisors of the Company. The Committee is empowered to retain independent counsel, auditors or other experts in its discretion.

Organization
------------

         The Committee shall consist of at least three directors. Each director appointed to the Committee shall be considered independent if they have no relationship with the Company which, in the opinion of the Board, would interfere with the exercise of independent judgment. All Committee members shall be able to read and understand fundamental financial statements, including the Company's balance sheet, income statement and cash flow statement. If a director is not capable of understanding such fundamental financial statements, he or she must become able to do so within a reasonable period of time after appointment to the Committee.

         At least one member of the Committee shall have past employment experience in finance or accounting, requisite professional certification in accounting or any other comparable experience or background which results in the director's financial sophistication.

Responsibilities
----------------

         The Committee is responsible for overseeing the financial reporting process. The Company's management is responsible for preparing of the Company's financial statements and other financial information and the Company's independent auditors are responsible for auditing, or conducting limited reviews, of those financial statements and other financial information.

         The Company's Management, and its independent auditors, in the exercise of their responsibilities, acquire greater knowledge and more detailed information about the Company and its financial affairs than the members of the Committee. Consequently, the Committee is not responsible for providing any expert or other special assurance as to the Company's financial statements and other financial information or any professional certification as to the independent auditors' work, including without limitation their reports on and limited reviews of, the Company's financial statements and other financial information.

         With the understanding that the Committee may supplement them as appropriate, the Committee shall perform the following processes:

o The Committee shall review and reassess the adequacy of the Audit Committee Charter annually;

o The Committee shall require that the independent auditors provide the Committee with a formal written statement delineating all relationships between the independent auditors and the Company, consistent with Independence Standards Board Standard No. 1, and discuss with the independent auditors their independence;

o The Committee shall actively engage in a dialogue with the independent auditors regarding any disclosed relationships or services that may impact the objectivity and independence of the independent auditors;

o The Committee shall take, or recommend that the full Board take, appropriate action to oversee the independence of the independent auditors;

o The Committee shall review and consider the matters identified in Statement on Auditing Standards No. 61 with the independent auditors and management;

o The Committee shall review and discuss the Company's audited financial statements that are to be included in the Company's Form 10-KSB or 10-K, as applicable, with the independent auditors and management and determine whether to recommend to the Board of Directors that the financial statements be included in the Company's Form 10-KSB or 10-K, as applicable, for filing with the Securities and Exchange Commission;

o The Committee shall review, or the Committee's Chairman shall review, any matters identified by the independent auditors pursuant to Statement on Auditing Standards No. 71 regarding the Company's interim financial statements. Any such review shall occur prior to the filing of such interim financial statements on the Company's Form 10-QSB or 10-Q, as applicable; and

o The Committee shall have a clear understanding with the Company's Management and the independent auditors that the independent auditors are ultimately accountable to the Board and the Committee, as representatives of the shareholders. The Board and the Committee have ultimate authority and responsibility to select, evaluate and, where appropriate, replace the independent auditors, and, if applicable, to nominate the independent auditors to be proposed for approval by the shareholders in any proxy statement.

                                KOALA CORPORATION
                  PROXY SOLICITED BY MANAGEMENT OF THE COMPANY

The undersigned shareholder of Koala Corporation, a Colorado corporation (the "Company"), hereby appoints Mark A. Betker or Aimee Rose as nominee of the undersigned to attend, vote and act for and in the name of the undersigned at the Annual Meeting of the Shareholders of the Company (the "Meeting") to be held at the Inverness Hotel, 200 Inverness Drive West, Englewood, Colorado, on Thursday, May 17, 2001 at 3:00 p.m. (local time), and at every adjournment thereof, and the undersigned hereby revokes any former proxy given to attend and vote at the Meeting.

THE NOMINEE IS HEREBY INSTRUCTED TO VOTE AS FOLLOWS WITH RESPECT TO THE FOLLOWING MATTERS:

1.   FOR   |_|      All Nominees as Directors - Mark A. Betker, Michael C.
                    Franson, John T. Pfannenstein, and Ellen S. Robinson.

     WITHHELD   |_| From All Nominees.

     FOR   |_|      All Nominees Except the Following:
                                                      -------------------------.

2.   FOR   |_|  AGAINST   |_|   ABSTAIN   |_|
     To appoint  Ernst & Young LLP as  independent  auditors of the Company.

                                                (Continued on reverse side.)

THIS PROXY WILL BE VOTED FOR OR AGAINST OR WITHHELD OR ABSTAINED IN RESPECT OF THE MATTERS LISTED IN ACCORDANCE WITH THE CHOICE, IF ANY, INDICATED IN THE SPACE PROVIDED. IF NO CHOICE IS INDICATED, THE PROXY WILL BE VOTED FOR SUCH MATTER. IF ANY AMENDMENTS OR VARIATIONS ARE TO BE VOTED ON, OR ANY FURTHER MATTERS COME BEFORE THE MEETING, THIS PROXY WILL BE VOTED ACCORDING TO THE BEST JUDGMENT OF THE PERSON VOTING THE PROXY AT THE MEETING. THIS FORM SHOULD BE READ IN CONJUNCTION WITH THE ACCOMPANYING NOTICE OF MEETING AND PROXY STATEMENT.

1. Please date and sign (exactly as the shares represented by this Proxy are registered) and return promptly. Where the instrument is signed by a corporation, its corporate seal must be affixed and execution must be made by an officer or attorney thereof duly authorized. If no date is stated by the Shareholder, the Proxy is deemed to bear the date upon which it was mailed by management to the Shareholder.

2. To be valid, this Proxy form, duly signed and dated, must arrive at the office of the Company's transfer agent, Computershare Trust Company, Inc., P.O. Box 1596, Denver, Colorado 80201-1596 not less than forty-eight (48) hours (excluding Saturdays, Sundays and holidays) before the day of the Meeting or any adjournment thereof.


                              DATED this_____________  day of __________ , 2001.

                              _________________________________________________
                              Signature of Shareholder

                              _________________________________________________
                              (Please print name of Shareholder)